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                                                                      EXHIBIT 21

                               Delphi Corporation
                                  Subsidiaries
                             as of December 31, 2003



Subsidiaries                                                                                        Jurisdiction of Incorporation
---------------------------------------------------------------------------------------------------------------------------------

BlueStar Battery Systems International Corp * +...........................................................         Canada
Delphi Automotive Systems Global (Holding), Inc. .........................................................       Delaware
Delphi Automotive Systems Human Resources LLC.............................................................       Delaware
Delphi Automotive Systems LLC.............................................................................       Delaware
       AMBRAKE Corporation**..............................................................................       Delaware
       Arabian Financing Company .........................................................................       Delaware
       Delco Electronics LLC .............................................................................       Delaware
              CEI Co., Ltd.**.............................................................................       Delaware
              Delco Electronics Overseas Corporation .....................................................       Delaware
              Delphi Delco Electronics de Mexico, S.A. de C.V.*...........................................         Mexico
              Delphi Electronics (Holding) LLC............................................................       Delaware
                  Delphi Delco Electronics Europe GmbH ...................................................        Germany
                           FUBA Automotive GmbH & Co. KG*.................................................        Germany
                           Grundig Car InterMedia System GmbH.............................................        Germany
                                     Grundig Logistica Portugal, Lda. ....................................       Portugal
                                     Grundig Sistemas de Electronica, Lda., Portugal......................       Portugal
                    Shanghai Delco Electronics & Instrumentation Co., Ltd** ..............................          China
              Delphi Liquidation Holding Company. ........................................................       Delaware
              Delphi Technologies, Inc. ..................................................................       Delaware
                    Precon Machining Optimization Technologies LLC**......................................       Michigan
              Famar do Brasil Comerico e Representacao Ltda.** ...........................................         Brazil
              HE Microwave LLC**..........................................................................       Delaware
              Holdcar S.A. ...............................................................................      Argentina
                    Electrotecnica Famar S.A.C.I.I.E.** ..................................................      Argentina
                    Famar Fueguina, S.A.** ...............................................................      Argentina
              Mecel AB ...................................................................................         Sweden
              MobileAria, Inc.**..........................................................................       Delaware
       Delphi-A Land, Inc. ...............................................................................       Delaware
       Delphi Automotive Systems -- Ashimori LLC**........................................................       Michigan
       Delphi Automotive Systems Risk Management Corp.....................................................       Delaware
       Delphi Automotive Systems Tennessee, Inc. .........................................................       Delaware
              PBR Knoxville LLC**.........................................................................       Delaware
       Delphi Battery Corporation ........................................................................       Michigan
       Delphi Diesel Systems Corp.........................................................................       Delaware
       Delphi-E Land (West), Inc. ........................................................................       Delaware
       Delphi-E Land (East), Inc. ........................................................................       Delaware
       Delphi Integrated Service Solutions, Inc...........................................................       Michigan
              Aspire, Inc.................................................................................       Michigan
       Delphi Land Holding Inc. ..........................................................................       Delaware
       Delphi LLC.  ......................................................................................       Delaware
       Delphi Mechatronic Systems, Inc....................................................................       Delaware
       Delphi Medical Systems Corporation.................................................................       Delaware
              Delphi Medical Systems Indianapolis Corporation.............................................       Delaware
       Delphi Medical Technologies, Inc...................................................................       Delaware
       Delphi Receivables LLC.............................................................................       Delaware
       DREAL, Inc. ....... ...............................................................................       Delaware
       Exhaust Systems Corporation .......................................................................       Delaware
              ASEC Manufacturing General Partnership* ....................................................       Delaware
                  AS Catalizadores Ambientales S.A. de C.V.* .............................................         Mexico
                    ASEC Manufacturing (Thailand) Ltd.+ ..................................................       Thailand

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+-Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                               Delphi Corporation
                                  Subsidiaries
                             as of December 31, 2003



                  ASEC -- Mauritius Private Limited ......................................................      Mauritius
                    ASEC Private Limited..................................................................          India
              ASEC Sales General Partnership*.............................................................       Delaware
              Environmental Catalysts, LLC ...............................................................       Delaware
       M Technologies Corporation ........................................................................       Delaware
       Packard Hughes Interconnect Company ...............................................................       Delaware
              Delphi Connection Systems ..................................................................     California
                  Delphi Connection Systems -- Tijuana, S.A. de C.V.*.....................................         Mexico
              Packard Hughes Interconnect Wiring Systems .................................................     California
       SM 5105 LLC.......  ...............................................................................       Delaware
       Specialty Electronics, Inc......................................................................... South Carolina
              Specialty Electronics International Ltd. ................................................... Virgin Islands
              Specialty Electronics (Singapore) Pte. Ltd..................................................       Sinapore
Delphi Automotive Systems (Holding), Inc. *...............................................................       Delaware
       Arabian Battery Holding Company ...................................................................       Delaware
              Middle East Battery Company**...............................................................   Saudi Arabia
       Automotive Battery Manufacturing, Inc. ............................................................       Delaware
              Empresas Ca-Le de Tlaxcala, S.A. de C.V. **.................................................         Mexico
       Battery Technology Services, Inc. .................................................................       Delaware
       Bujias Mexicanas, S.A. de C.V.**...................................................................         Mexico
       Calsonic Harrison Co., Ltd.**......................................................................          Japan
       Closed Joint Stock Company PES/SCC **..............................................................         Russia
       Daesung Electric Co., Ltd.**.......................................................................          Korea
       Delkor Corporation**...............................................................................          Korea
       Delphi Automotive Systems Australia Ltd. ..........................................................      Australia
       Delphi Automotive Systems (Belgium) N.V............................................................        Belgium
       Delphi Automotive Systems Deutschland Verwaltungs GmbH ............................................        Germany
       Delphi Automotive Systems do Brasil Ltda.* ........................................................         Brazil
              BGMD Servicos Automotivos Ltda.**...........................................................         Brazil
              Noteco Comercio e Participacoes Ltda.* .....................................................         Brazil
       Delphi Automotive Systems Espana, S.L.. ...........................................................          Spain
       Delphi Automotive Systems Holding GmbH ............................................................        Austria
              Delphi Automotive Systems Vienna GmbH ......................................................        Austria
       Delphi Automotive Systems International, Inc. .....................................................       Delaware
       Delphi Automotive Systems Japan, Ltd. .............................................................          Japan
       Delphi Automotive Systems Korea, Inc. .............................................................       Delaware
       Delphi Automotive Systems Limited Sirketi*.........................................................         Turkey
       Delphi Automotive Systems (M) Sdn Bhd .............................................................       Malaysia
       Delphi Automotive Systems Maroc + .................................................................        Morocco
       Delphi Automotive Systems (Netherlands) B.V. ......................................................    Netherlands
       Delphi Automotive Systems Overseas Corporation ....................................................       Delaware
       Delphi Automotive Systems Philippines, Inc. +......................................................    Philippines
       Delphi Automotive Systems Poland Sp z.o.o. ........................................................         Poland
       Delphi Automotive Systems - Portugal Sociedade Unipessoal, Lda. ...................................       Portugal
       Delphi Automotive Systems Private Ltd.+ ...........................................................          India
       Delphi Automotive Systems Singapore Pte Ltd. ......................................................      Singapore
              Delphi (China) Technical Centre Co. Ltd.*...................................................          China
              Delphi Automotive Systems Singapore Investments Pte. Ltd....................................      Singapore
                  Delphi-TVS Diesel Systems Ltd. **.......................................................          India
              Delphi Automotive Systems (Thailand) Ltd.+*.................................................       Thailand
              Delphi Delco Electronics Systems Suzhou Co., Ltd............................................          China

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+-Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                               Delphi Corporation
                                  Subsidiaries
                             as of December 31, 2003



              Delphi Electronic Suzhou Co. Ltd............................................................             China
              Delphi Packard Electric Systems Company Ltd. **.............................................             China
              Delphi Shanghai Dynamics and Propulsion Systems Co., Ltd....................................             China
       Delphi Automotive Systems Sungwoo Corporation* ....................................................             Korea
       Delphi Automotive Systems Sweden AB ...............................................................            Sweden
       Delphi Automotive Systems Thailand, Inc. ..........................................................          Delaware
       Delphi Automotive Systems UK Limited .............................................................. England and Wales
              Delco Electronics Overseas Corporation Pension Trustees Limited ............................    United Kingdom
              Delphi Lockheed Automotive Limited ......................................................... England and Wales
                    Delphi Lockheed Automotive Pension Trustees Limited...................................    United Kingdom
       Delphi Canada Inc.  ...............................................................................            Canada
       Delphi Catalyst South Africa (Proprietary) Limited.................................................      South Africa
       Delphi China LLC    ...............................................................................          Delaware
              Beijing Delphi Wan Yuan Engine Management Systems Company, Limited** .......................             China
              China Alternators Holdings LLC..............................................................          Delaware
              Delphi Automotive Systems (China) Holding Company Limited...................................             China
                  Beijing Delphi Technology Development Company, Limited. ................................             China
                  Shanghai Delphi Automotive Air-conditioning Systems Co., Ltd.**.........................             China
                  Shanghai-Delphi Automotive Door Systems Co., Ltd.**.....................................             China
                  Shanghai Delphi Emission Control Systems Company, Ltd.** ...............................             China
                  Shanghai Delphi International Battery Co., Ltd.** ......................................             China
              Delphi Saginaw Lingyun Drive Shaft Co., Ltd.** .............................................             China
       Delphi Controladora, S.A. de C.V.* ................................................................            Mexico
              Alambrados y Circuitos Electricos, S.A. de C.V.*............................................            Mexico
              Centro Tecnico Herramental, S.A. de C.V.* ..................................................            Mexico
              Condura, S de R.L.*.........................................................................            Mexico
              Controladora Mexicana de Autopartes, S.A. de C.V.*..........................................            Mexico
                  Controladora Chihuahuense, S.A. de C.V.* ...............................................            Mexico
                  Controladora de Alambrados y Circuitos, S.A, de C.V.*...................................            Mexico
                  Controladora de Rio Bravo, S.A. de C.V.* ...............................................            Mexico
                  Controladora Vesfron, S.A. de C.V.* ....................................................            Mexico
              Delphi Administracion, S.A. de C.V.* .......................................................            Mexico
              Delphi Alambrados Automotrices, S.A. de C.V.*...............................................            Mexico
              Delphi Automotive Systems, S.A. de C.V.* ...................................................            Mexico
              Delphi Automotive Systems/Ashimori de Mexico, S.A. de C.V. **...............................            Mexico
              Delphi Cableados, S.A. de C.V.* ............................................................            Mexico
              Delphi de Mexico, S.A. de C.V.* ............................................................            Mexico
              Delphi Diesel Systems Corporativo IDSA, S.A. de C.V.* ......................................            Mexico
                    Delphi Diesel Body Systems Mexico, S.A. de C.V.*......................................            Mexico
                    Delphi Diesel Systems, S.A. de C.V.* .................................................            Mexico
              Delphi Diesel Systems Service Mexico, S.A. de C.V. ** ......................................            Mexico
              Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V.* ...............................            Mexico
              Delphi Interior Systems de Mexico, S.A. de C.V.* ...........................................            Mexico
              Delphi Sistemas de Energia, S.A. de C.V.* ..................................................            Mexico
              Katcon, S.A. de C.V.**......................................................................            Mexico
              Productos Delco de Chihuahua, S.A. de C.V.* ................................................            Mexico
              Rio Bravo Electricos, S.A. de C.V.* ........................................................            Mexico
              Sistemas Electricos y Conmutadores, S.A. de C.V.*...........................................            Mexico
       Delphi Deutschland GmbH ...........................................................................           Germany
              Delphi Deutschland Technologies GmbH........................................................           Germany
              Unterstutzungsgesellschaft der Kabelwerke Reinshagen GmbH ..................................           Germany

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+-Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                               Delphi Corporation
                                  Subsidiaries
                             as of December 31, 2003




       Delphi Diesel Systems do Brasil Ltda.*.............................................................            Brazil
       Delphi Diesel Systems Limited .....................................................................    United Kingdom
              Delphi Diesel Systems Pension Trustees Limited..............................................    United Kingdom
       Delphi Diesel Systems Pakistan (Private) Limited*..................................................          Pakistan
       Delphi France Holding S.A.S.* .....................................................................            France
              Delphi Aftermarket France SAS.*.............................................................            France
              Delphi Automotive Systems CINQ SAS..........................................................            France
              Delphi Automotive Systems DEUX SAS..........................................................            France
              Delphi Automotive Systems Luxembourg S.A.*..................................................        Luxembourg
              Delphi Automotive Systems TROIS SAS.........................................................            France
              Delphi Automotive Systems UN SAS............................................................            France
              Delphi Calsonic Compressors, S.A.S. ** .....................................................            France
              Delphi Catalyst France SAS..................................................................            France
              Delphi Diesel Systems France Holding S.A.S. ................................................            France
                    Delphi Diesel Systems S.L. ...........................................................             Spain
                    Delphi Diesel Systems France SAS......................................................            France
                    Delphi Diesel Systems Korea Ltd. ** ..................................................             Korea
              Delphi France SAS...........................................................................            France
              Delphi Harrison Calsonic, S.A. + ** ........................................................            France
              Diavia S.r.l. ..............................................................................             Italy
                  Delphi Italia Automotive Systems S.r.l.*................................................             Italy
              DRB s.a./n.v.**.............................................................................           Belgium
       Delphi Holding Hungary Asset Management LLC* ......................................................           Hungary
              Delphi-Calsonic Hungary Manufacturing Limited Liability Company** ..........................           Hungary
       Delphi Insurance Limited...........................................................................           Ireland
       Delphi International Holdings Corp.................................................................          Delaware
       Delphi International Services, Inc. ...............................................................          Delaware
       Delphi Krosno S.A.  ...............................................................................            Poland
       Delphi Otomotiv Sistemleri Sanayi ve Ticaret Anonim Sirket* **.....................................            Turkey
       Delphi Packard Austria GmbH .......................................................................           Austria
              Delphi Packard Hungary Kft. ................................................................           Hungary
       Delphi Packard Electric Ceska Republika, S.R.O. ...................................................    Czech Republic
              Delphi Czech Republic, K.S.*. ..............................................................    Czech Republic
       Delphi Packard Electric (Malaysia) Sdn. Bhd. ** ...................................................          Malaysia
       Delphi Packard Electric Sielin Argentina S.A.* ....................................................         Argentina
       Delphi Packard Espana, S.A. .......................................................................             Spain
       Delphi Packard Romania SRL* .......................................................................           Romania
       Delphi Polska Automotive Systems Sp z.o.o. ........................................................            Poland
       Delphi Saginaw Steering Systems UK Limited ........................................................   England & Wales
       Delphi Slovensko s.r.o. ...........................................................................   Slovak Republic
       Delphi Tychy Sp.z.o.o. ............................................................................            Poland
       KDS Company, Ltd. **...............................................................................             Korea
       Korea Delphi Automotive Systems Corporation **.....................................................             Korea
       P.T. Delphi Automotive Systems Indonesia*  ........................................................         Indonesia
       Packard Korea Incorporated **......................................................................             Korea
       Promotora de Partes Electricas Automotrices S.A. de C.V.**.........................................            Mexico
Delphi Automotive Systems Services LLC*...................................................................          Delaware
Delphi Foreign Sales Corporation .........................................................................    Virgin Islands
Delphi Properties Inc..    ...............................................................................          Maryland
       Delphi Properties Holdings Inc. *..................................................................          Maryland
Delphi Services Holding Corporation ......................................................................          Delaware

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+-Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                               Delphi Corporation
                                  Subsidiaries
                             as of December 31, 2003



Delphi Trust I............................................................................................       Delaware
Delphi Trust II...........................................................................................       Delaware
DuraSwitch Industries, Inc.**.............................................................................         Nevada



*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+-Additional minority interest in this subsidiary is owned by non-Delphi affiliates